EIGHTH JOINDER TO GLOBAL CUSTODY AGREEMENT

EIGHTH JOINDER (“Joinder”) to the GLOBAL CUSTODY AGREEMENT, dated March 1, 2020, among each of the Customers listed on Annex B thereto (each a “Customer”) and J.P. MORGAN CHASE BANK, N.A (“J.P. Morgan”), as amended from time to time (the “Agreement”), is made and entered into as of May 6, 2024, between each New Customer (as defined below) and J.P. Morgan.

W I T N E S S E T H:

WHEREAS, the Customers and J.P. Morgan entered into the Agreement;

WHEREAS, the entities listed on Annex 1 (the “New Customers”) hereto request that J.P. Morgan provide custody services to them under the terms and conditions set forth in the Agreement;

WHEREAS, J.P. Morgan agrees to provide custody services to the New Customers pursuant to the terms and conditions set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1. Definitions. Unless otherwise defined herein, defined terms used in this Joinder shall have the meaning ascribed to such terms in the Agreement.

2. Joinder. The New Customers hereby agree to be subject to and bound by the terms and conditions of the Agreement commencing on the date on which cash and any applicable Securities are transitioned to J.P. Morgan.

3. Amendments. The Agreement shall be amended as follows:

(A)	Section 10.9 is added to the Agreement:

10.9	Limitation of Liability

For each Customer that is organized as a Massachusetts business trust, a copy of the Amended and Restated Agreement and Declaration of Trust of each such Customer is on file with the Secretary of The Commonwealth of Massachusetts. Notice is hereby given that the execution and delivery of this Agreement on each Customer’s behalf has been authorized by its trustees, and signed by an authorized officer, in each case acting in such capacity and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, shareholders, nominees, agents or employees of such Customer personally, but shall bind only the assets and property of such Customer or Fund.

(B)	Annex B of the Agreement is hereby amended and restated in its entirety by Annex 2 hereto.

(C)	Except as amended by this Joinder, the Agreement shall remain in full force and effect.

4. Entire Agreement. This Joinder and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Joinder are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Joinder shall prevail as between the parties.

5. Counterparts. This Joinder may be executed in any number of counterparts which together shall constitute one agreement. Each party hereto may enter into this Joinder by executing a counterpart and this Joinder shall not take effect until it has been executed by both parties.

6. Law and Jurisdiction. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York.

[ Signature page follows ]

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first above written.

J.P. Morgan Chase Bank, N.A.

By:	/s/ Carl Mehldau
Name:	Carl Mehldau
Title:	Executive Director

Date:	May 13, 2024

Putnam California Tax Exempt Income Fund

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam Asset Allocation Funds, on behalf of its series listed on Annex 1

Putnam Funds Trust, on behalf of its series listed on Annex 1

Putnam Focused International Equity Fund

George Putnam Balanced Fund

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam High Yield Fund

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds, on behalf of its series listed on Annex 1

Putnam Large Cap Value Fund

Putnam Managed Municipal Income Trust

Putnam Massachusetts Tax Exempt Income Fund

Putnam Master Intermediate Income Trust

Putnam Minnesota Tax Exempt Income Fund

Putnam Money Market Fund

Putnam Mortgage Securities Fund

Putnam Municipal Opportunities Trust

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Premier Income Trust

Putnam Sustainable Leaders Fund

Putnam Target Date Funds, on behalf of its series listed on Annex 1

Putnam Tax Exempt Income Fund

Putnam Tax-Free Income Trust, on behalf of its series listed on Annex 1

Putnam Variable Trust, on behalf of its series listed on Annex 1

By:	/s/ Jonathan S. Horwitz
Name:	Jonathan S. Horwitz
Title:	Executive Vice President, Principal Executive Officer, and Compliance Liaison

Date:	May 6, 2024

Annex 1

Putnam California Tax Exempt Income Fund

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam Asset Allocation Funds

-Putnam Dynamic Asset Allocation Balanced Fund

-Putnam Dynamic Asset Allocation Conservative Fund

-Putnam Dynamic Asset Allocation Growth Fund

-Putnam Multi-Asset Income Fund

Putnam Funds Trust

-Putnam Core Bond Fund

-Putnam Core Equity Fund

-Putnam Dynamic Asset Allocation Equity Fund

-Putnam Emerging Markets Equity Fund

-Putnam Floating Rate Income Fund

-Putnam Focused Equity Fund

-Putnam Global Technology Fund

-Putnam Intermediate-Term Municipal Income Fund

-Putnam International Value Fund

-Putnam Mortgage Opportunities Fund

-Putnam Short Duration Bond Fund

-Putnam Short Term Investment Fund

-Putnam Short-Term Municipal Income Fund

-Putnam Small Cap Growth Fund

-Putnam Ultra Short Duration Income Fund

-Putnam Ultra Short MAC Series

Putnam Focused International Equity Fund

George Putnam Balanced Fund

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam High Yield Fund

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds

-Putnam Government Money Market Fund

-Putnam International Capital Opportunities Fund

-Putnam Large Cap Growth Fund

-Putnam Research Fund

-Putnam Small Cap Value Fund

-Putnam Sustainable Future Fund

Putnam Large Cap Value Fund

Putnam Managed Municipal Income Trust

Putnam Massachusetts Tax Exempt Income Fund

Putnam Master Intermediate Income Trust

Putnam Minnesota Tax Exempt Income Fund

Putnam Money Market Fund

Putnam Mortgage Securities Fund

Putnam Municipal Opportunities Trust

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Premier Income Trust

Putnam Sustainable Leaders Fund

Putnam Target Date Funds

-Putnam Retirement Advantage Maturity Fund

-Putnam Retirement Advantage 2065 Fund

-Putnam Retirement Advantage 2060 Fund

-Putnam Retirement Advantage 2055 Fund

-Putnam Retirement Advantage 2050 Fund

-Putnam Retirement Advantage 2045 Fund

-Putnam Retirement Advantage 2040 Fund

-Putnam Retirement Advantage 2035 Fund

-Putnam Retirement Advantage 2030 Fund

-Putnam Retirement Advantage 2025 Fund

-Putnam Sustainable Retirement Maturity Fund

-Putnam Sustainable Retirement 2065 Fund

-Putnam Sustainable Retirement 2060 Fund

-Putnam Sustainable Retirement 2055 Fund

-Putnam Sustainable Retirement 2050 Fund

-Putnam Sustainable Retirement 2045 Fund

-Putnam Sustainable Retirement 2040 Fund

-Putnam Sustainable Retirement 2035 Fund

-Putnam Sustainable Retirement 2030 Fund

-Putnam Sustainable Retirement 2025 Fund

Putnam Tax Exempt Income Fund

Putnam Tax-Free Income Trust

-Putnam Strategic Intermediate Municipal Fund

-Putnam Tax-Free High Yield Fund

Putnam Variable Trust

-Putnam VT Core Equity Fund

-Putnam VT Diversified Income Fund

-Putnam VT Emerging Markets Equity Fund

-Putnam VT Focused International Equity Fund

-Putnam VT George Putnam Balanced Fund

-Putnam VT Global Asset Allocation Fund

-Putnam VT Global Health Care Fund

-Putnam VT Government Money Market Fund

-Putnam VT High Yield Fund

-Putnam VT Income Fund

-Putnam VT International Equity Fund

-Putnam VT International Value Fund

-Putnam VT Large Cap Growth Fund

-Putnam VT Large Cap Value Fund

-Putnam VT Mortgage Securities Fund

-Putnam VT Research Fund

-Putnam VT Small Cap Growth Fund

-Putnam VT Small Cap Value Fund

-Putnam VT Sustainable Future Fund

-Putnam VT Sustainable Leaders Fund

Annex 2

“ANNEX BTO THE GLOBAL CUSTODY AGREEMENT”

List of Customers

Customer	Jurisdiction

Franklin Templeton Variable Insurance Products Trust on behalf of its series:^

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

Franklin DynaTech VIP Fund

Franklin Growth and Income VIP Fund

Franklin Global Real Estate VIP Fund

Templeton Global Bond VIP Fund

Franklin Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Strategic Income VIP Fund Franklin Allocation VIP Fund

Franklin VolSmart Allocation VIP Fund

United States

Templeton Funds on behalf of its series:^ Templeton World Fund Templeton Foreign Fund Templeton International Climate Change Fund	United States

Templeton Global Investment Trust on behalf of its series:^ Templeton Emerging Markets Small Cap Fund Templeton Frontier Markets Fund Templeton Global Balanced Fund	United States

Templeton Income Trust on behalf of its series:^ Templeton Global Bond Fund Templeton Emerging Markets Bond Fund Templeton International Bond Fund Templeton Global Total Return Fund	United States

Templeton Institutional Funds on behalf of its series:^ Foreign Smaller Companies Series International Equity Series Global Equity Series	United States

Customer	Jurisdiction
Institutional Fiduciary Trust on behalf of its series:^ Franklin Money Market Fund Money Market Portfolio	United States

Templeton Global Smaller Companies Fund^	United States

Templeton Growth Funds, Inc.^	United States

Templeton Emerging Markets Fund^	United States

Templeton Global Income Fund^	United States

Templeton Developing Markets Trust^	United States

Templeton Emerging Markets Income Fund^	United States

Templeton Dragon Fund, Inc.^	United States

Templeton China World Fund^	United States

Templeton Strategic Emerging Markets Fund III, L.P.	United States

Templeton Growth Fund II Limited	Cayman Islands

Templeton China Opportunities Fund, Ltd.	Cayman Islands

Templeton Strategic Emerging Markets Fund III, (Cayman) L.P.	Cayman Islands

Templeton Strategic Emerging Markets Fund IV LDC	Cayman Islands

Templeton Strategic Emerging Markets Fund III LDC	Cayman Islands

Templeton Global Advisors Ltd (Separate Account)	Bahamas

Franklin ETF Trust on behalf of its series:^ Franklin Equity Portfolio Fund Franklin Fixed Income Portfolio Fund	United States

Franklin OnChain U.S. Government Money Fund^	United States

Franklin Templeton SMACS: Series EM	United States

Franklin California Tax-Free Income Fund^	United States

Franklin California Tax Free Trust on behalf of its series^ Franklin California Intermediate-Term Tax-Free Income Fund	United States

Franklin Custodian Funds on behalf of its series^ Franklin U.S. Government Securities Fund Franklin Growth Fund Franklin Utilities Fund Franklin DynaTech Fund Franklin Income Fund	United States

Franklin Federal Tax-Free Income Fund^	United States

Franklin Floating Rate Master Trust on behalf of its series^	United States

Customer	Jurisdiction
Franklin Floating Rate Master Series Franklin Floating Rate Income Fund

Franklin Fund Allocator Series on behalf of its series:^

Franklin Corefolio Allocation Fund

Franklin Global Allocation Fund

Franklin Conservative Allocation Fund

Franklin Moderate Allocation Fund

Franklin Growth Allocation Fund

Franklin LifeSmart 2020 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2030 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2040 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

Franklin LifeSmart 2050 Retirement Target Fund

Franklin LifeSmart 2055 Retirement Target Fund

Franklin LifeSmart 2060 Retirement Target Fund

Franklin LifeSmart Retirement Income Fund

Franklin U.S. Core Equity (IU) Fund

Franklin International Core Equity (IU) Fund

Franklin Emerging Market Core Equity (IU) Fund

United States

Franklin Global Trust on behalf of its series^ Franklin Emerging Market Debt Opportunities Fund Franklin International Growth Fund	United States

Franklin Gold And Precious Metals Fund^	United States

Franklin High Income Trust on behalf of its series:^ Franklin High Income Fund	United States

Customer	Jurisdiction

Franklin Investors Securities Trust on behalf of its series^

Franklin Total Return Fund

Franklin Floating Rate Daily Access Fund

Franklin Managed Income Fund

Franklin Low Duration Total Return Fund

Franklin Adjustable U.S. Government Securities Fund

Franklin Equity Income Fund

Franklin Convertible Securities Fund

United States

Franklin Limited Duration Income Trust^	United States

Franklin Managed Trust on behalf of its series:^ Franklin Rising Dividends Funds	United States

Franklin Municipal Series Trust on behalf of its series:^ Franklin California High Yield Municipal Fund	United States

Franklin Mutual Series Funds on behalf of its series^

Franklin Mutual Beacon Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual European Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin Mutual Financial Services Fund

United States

Franklin New York Tax-Free Income Fund^	United States

Franklin New York Tax Free Trust on behalf of its series^ Franklin New York Intermediate-Term Tax-Free Income Fund	United States

Franklin Real Estate Securities Trust on behalf of its series^ Franklin Real Estate Securities Fund	United States

Franklin Strategic Mortgage Portfolio^	United States

Franklin Strategic Series on behalf of its series^ Franklin Strategic Income Fund Franklin Small-Mid Cap Growth Fund	United States

Customer	Jurisdiction

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Templeton SMACS Series CH

Franklin Templeton SMACS Series E

Franklin Templeton SMACS Series H

Franklin Templeton SMACS Series I

Franklin Tax Free Trust on behalf of its series^

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Fund

Franklin Missouri Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

Franklin Alabama Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

United States

Customer	Jurisdiction
Franklin Universal Trust^	United States

Franklin U.S. Government Money Fund on behalf of its series^ Franklin U.S. Government Money Fund	United States

Franklin Value Investors Trust on behalf of^ Franklin Mutual U.S. Mid Cap Value Fund Franklin Microcap Value Fund Franklin Small Cap Value Fund	United States

The Money Market Portfolios on behalf of its series^ The U.S. Government Money Market Portfolio	United States

Franklin Templeton Cayman SPC Fund

Franklin USD Diversified Bond VI 2024 SP

Franklin USD Diversified Fixed Tenure Bond SP

Franklin USD Diversified Bond VII 2024 SP

Franklin USD Diversified Fixed Tenure Bond Series II SP

Cayman Islands

Franklin USD Diversified Bond IV 2024 Fund	Cayman Islands

Franklin Templeton U.S. Government Securities II Limited	Bermuda

Alternative Strategies (FT) LTD.	Cayman Islands

Franklin Long Duration Credit Fund	United States

Putnam California Tax Exempt Income Fund*	United States

Putnam Convertible Securities Fund*	United States

Putnam Diversified Income Trust*	United States

Putnam Asset Allocation Funds, on behalf of its series*

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

Putnam Dynamic Asset Allocation Growth Fund

Putnam Multi-Asset Income Fund

United States

Putnam Funds Trust, on behalf of its series* Putnam Core Bond Fund Putnam Core Equity Fund Putnam Dynamic Asset Allocation Equity Fund Putnam Emerging Markets Equity Fund	United States

Customer	Jurisdiction

Putnam Floating Rate Income Fund

Putnam Focused Equity Fund

Putnam Global Technology Fund

Putnam Intermediate-Term Municipal Income Fund

Putnam International Value Fund

Putnam Mortgage Opportunities Fund

Putnam Short Duration Bond Fund

Putnam Short Term Investment Fund

Putnam Short-Term Municipal Income Fund

Putnam Small Cap Growth Fund

Putnam Ultra Short Duration Income Fund

Putnam Ultra Short MAC Series

Putnam Focused International Equity Fund*	United States

George Putnam Balanced Fund*	United States

Putnam Global Health Care Fund*	United States

Putnam Global Income Trust*	United States

Putnam High Yield Fund*	United States

Putnam Income Fund*	United States

Putnam International Equity Fund*	United States

Putnam Investment Funds, on behalf of its series*

Putnam Government Money Market Fund

Putnam International Capital Opportunities Fund

Putnam Large Cap Growth Fund

Putnam Research Fund

Putnam Small Cap Value Fund

Putnam Sustainable Future Fund

United States

Putnam Large Cap Value Fund*	United States

Putnam Managed Municipal Income Trust*	United States

Putnam Massachusetts Tax Exempt Income Fund*	United States

Putnam Master Intermediate Income Trust*	United States

Putnam Minnesota Tax Exempt Income Fund*	United States

Putnam Money Market Fund*	United States

Putnam Mortgage Securities Fund*	United States

Customer	Jurisdiction
Putnam Municipal Opportunities Trust*	United States

Putnam New Jersey Tax Exempt Income Fund*	United States

Putnam New York Tax Exempt Income Fund*	United States

Putnam Ohio Tax Exempt Income Fund*	United States

Putnam Pennsylvania Tax Exempt Income Fund*	United States

Putnam Premier Income Trust*	United States

Putnam Sustainable Leaders Fund*	United States

Putnam Target Date Funds, on behalf of its series*

Putnam Retirement Advantage Maturity Fund

Putnam Retirement Advantage 2065 Fund

Putnam Retirement Advantage 2060 Fund

Putnam Retirement Advantage 2055 Fund

Putnam Retirement Advantage 2050 Fund

Putnam Retirement Advantage 2045 Fund

Putnam Retirement Advantage 2040 Fund

Putnam Retirement Advantage 2035 Fund

Putnam Retirement Advantage 2030 Fund

Putnam Retirement Advantage 2025 Fund

Putnam Sustainable Retirement Maturity Fund

Putnam Sustainable Retirement 2065 Fund

Putnam Sustainable Retirement 2060 Fund

Putnam Sustainable Retirement 2055 Fund

Putnam Sustainable Retirement 2050 Fund

Putnam Sustainable Retirement 2045 Fund

Putnam Sustainable Retirement 2040 Fund

Putnam Sustainable Retirement 2035 Fund

Putnam Sustainable Retirement 2030 Fund

Putnam Sustainable Retirement 2025 Fund

United States

Putnam Tax Exempt Income Fund*	United States

Putnam Tax-Free Income Trust, on behalf of its series* Putnam Strategic Intermediate Municipal Fund Putnam Tax-Free High Yield Fund	United States

Putnam Variable Trust, on behalf of its series* Putnam VT Core Equity Fund	United States

Customer	Jurisdiction

Putnam VT Diversified Income Fund

Putnam VT Emerging Markets Equity Fund

Putnam VT Focused International Equity Fund

Putnam VT George Putnam Balanced Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Global Health Care Fund

Putnam VT Government Money Market Fund

Putnam VT High Yield Fund

Putnam VT Income Fund

Putnam VT International Equity Fund

Putnam VT International Value Fund

Putnam VT Large Cap Growth Fund

Putnam VT Large Cap Value Fund

Putnam VT Mortgage Securities Fund

Putnam VT Research Fund

Putnam VT Small Cap Growth Fund

Putnam VT Small Cap Value Fund

Putnam VT Sustainable Future Fund

Putnam VT Sustainable Leaders Fund

*	Denotes a Customer added through this Joinder.
^	Denotes a Customer that is a party to the Mutual Fund Rider to the Global Custody Agreement